UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 24, 2003

CDW Corporation
(Exact Name of Registrant as Specified in Its Charter)

Illinois	0-21796	36-3310735
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

200 N. Milwaukee Ave.
Vernon Hills, Illinois		60061
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (847) 465-6000

Item 5.    Other Events.

On July 23, 2003, CDW Corporation (the "Registrant") issued a press release announcing a cash dividend and share repurchase program. A copy of the press release is filed as Exhibit 99.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99, Press Release dated July 23, 2003, announcing a cash dividend and share repurchase program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: July 24, 2003	By:	/s/ Barbara A. Klein

Barbara A. Klein
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99	Press release dated July 23, 2003, announcing a cash dividend and share repurchase program.